BORROWINGS (Tables)	12 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Schedule of Debt [Table Text Block]

Borrowings consisted of the following:

	September 30,
	2018	2019
	RMB	RMB
Borrowing from Beijing Agriculture Finance Leasing, LLC.(“BAFL”) under Beijing Origin, payable on installment, due on December 29, 2020 with annual interest rate of 6%, secured by Beijing’s properties and land use right *	78,235	78,611
Long-term borrowings	78,235	78,611

Current portion of long-term borrowings	78,235	78,611

*  Beijing Origin did not make any principal payments for the borrowing. Beijing Origin entered into negotiations with BAFL regarding modification of payment schedule. As of the date of this report, there is no formed agreements signed regarding modification of payment schedule. As of September 30, 2018, the Company reclassified the borrowing as current liability in consolidated balance sheets result from the default.